                                                                   EXHIBIT 10.08


                  SERIES B PREFERRED STOCK EXCHANGE AGREEMENT


     This SERIES B PREFERRED STOCK EXCHANGE AGREEMENT (this "Agreement") is made
                                                             ---------
and entered into as of September 30, 1997 by and among SuperCede, Inc., a Washington corporation (the "Company") with an address for purposes of this
                             -------
Agreement at 110 - 110th Avenue NE, Suite ____, Bellevue, Washington 98004 and Asymetrix Corporation, a Washington corporation (the "Investor") with an address
                                                      --------
for purposes of this Agreement at 110 - 110th Avenue NE, Suite 700 Bellevue, Washington 98004.

                                   RECITALS
                                   --------

     WHEREAS, the Company and the Investor desire to recapitalize the Company, in connection with which Investor will exchange shares of the Company's Common Stock it currently owns for shares of the Company's newly issued Series B Preferred Stock, and to enter into certain other related agreements, on the terms and conditions set forth in this Agreement; and

     WHEREAS, in connection with such recapitalization the Company and the Investor desire to amend that certain Asset Transfer, License and Stock Issuance Agreement between them dated as of June 24, 1997 (the "Asset and License Agreement") to terminate the license of certain of the Company's technology to Investor;

     Now, therefore, the parties hereby agree as follows:

1.   AGREEMENT TO EXCHANGE STOCK.
     ---------------------------

     1.1  Authorization.  As of the Closing (as defined below) the Company will
          -------------
have authorized the issuance, pursuant to the terms and conditions of this Agreement, of up to 3,500,000 shares of the Company's Series B Preferred Stock, $0.01 par value per share (the "Series B Stock") having the rights, preferences,
                                --------------
privileges and restrictions set forth in the Restated Articles of Incorporation of the Company attached to this Agreement as Exhibit A (the "Restated
                                             ---------       --------
Articles").
--------

     1.2  Agreement to Exchange.  The Company and the Investor agree to exchange
          ---------------------
3,500,000 shares of the Company's Common Stock, $0.01 par value per share (the "Asymetrix Shares") for an equivalent number of shares of Series B Stock. The
-----------------
shares of Series B Stock acquired by Investor pursuant to this Agreement will be collectively hereinafter referred to as the "Series B Shares" and the shares of
                                             ---------------
Common Stock issuable upon conversion of the Series B Shares will be collectively hereinafter referred to as the "Conversion Shares".
                                             -----------------

2.   CLOSING.
     -------

     2.1  Time and Place.  The exchange of the Asymetrix Shares for the Series B
          --------------
Shares will take place at the offices of the Company concurrently with the execution of this Agreement on September 30, 1997 or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to in this Agreement as the "Closing").
                  -------

     2.2  Deliveries By the Company.  At the Closing, the Company will deliver
          -------------------------
to the Investor (concurrently with the deliveries from the Investor to the Company pursuant to Section 2.3) the following:

          (a)  a certificate representing the Series B Shares;

          (b) a copy of the Restated Articles of Incorporation certified by the Secretary of State of the State of Washington;

          (c) a copy of the Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as a true and correct copy thereof as of the Closing;

          (d) an opinion from Graham & James LLP, counsel for the Company, dated as of the date of the Closing, in the form attached hereto as Exhibit B;
                                                                    ---------

          (e) the Investors' Rights Agreement in the form attached to this Agreement as Exhibit C, executed by the Company (the "Investors' Rights
             ---------                                -----------------
Agreement"); and
---------

          (f) the Voting Agreement in the form attached to this Agreement as Exhibit D, executed by both the Company and Vulcan Ventures, Inc. (the "Voting
---------                                                               ------
Agreement").
---------

     2.3  Deliveries By the Investor.  At the Closing, the Investor will
          --------------------------
deliver to the Company (concurrently with the deliveries from the Company to the Investor pursuant to Section 2.2) the following:

          (a) a certificate representing the Asymetrix Shares, duly endorsed by the Investor as requested by the Company for cancellation;

          (b)  the Investors' Rights Agreement, executed by the Investor; and

          (c)  the Voting Agreement, executed by the Investor.

3.   REPRESENTATIONS, WARRANTIES AND FURTHER AGREEMENTS OF THE COMPANY.
     -----------------------------------------------------------------

The Company hereby represents and warrants to the Investor that, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions") attached to this
                                      ----------------------
Agreement as Exhibit E (which Schedule of Exceptions shall be deemed to be
             ---------
representations and warranties to the Investor by the Company under this Section
3), the statements in the following paragraphs of this Section 3 are all true and correct:

     3.1  Organization, Good Standing and Qualification.  The Company is a
          ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Washington and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

     3.2  Capitalization.  Immediately prior to the Closing the capitalization
          --------------
of the Company will consist of the following:

          (a)  Preferred Stock.  A total of 7,000,000 authorized shares of
               ---------------
preferred stock, $0.01 par value per share (the "Preferred Stock"), consisting
                                                 ---------------
of 3,500,000 shares designated as Series B Preferred Stock ("Series B Stock"),
                                                             --------------
none of which will be issued and outstanding, and 3,500,000 shares designated as Series A Preferred Stock ("Series A Stock"), none of which will be issued and
                           --------------
outstanding. The rights, preferences and privileges of the Series B Stock and the Series A Stock will be as stated in the Restated Articles and as provided by law.

          (b)  Common Stock.  A total of 15,000,000 authorized shares of common
               ------------
stock, $0.01 par value per share (the "Common Stock"), of which 3,500,000 shares
                                       ------------
will be issued and outstanding.

          (c)  Options, Warrants, Reserved Shares.  Except for the conversion
               ----------------------------------
privileges of the Series B Stock and the Series A Stock and conversion rights under a Convertible Secured Promissory Note dated August 13, 1997 held by Vulcan Ventures Inc. (which rights under such Convertible Secured Promissory Note will be canceled upon the Closing), there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted in this Section 3.2(c), no shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company. No more than 4,000,000 shares of the Company's Common Stock will be reserved for issuance under any stock option plan, stock incentive plan or any other plan relating to the grant of shares of the Company's capital stock, or of options or other rights to purchase shares of the Company's capital stock.

          (d)  Outstanding Security Holders.  Other than Asymetrix, there are no
               ----------------------------
outstanding shareholders, option holders, warrant holders, convertible note holders and other security holders of the Company as of immediately prior to the Closing.

     3.3  Subsidiaries.  The Company does not presently own or control, directly
          ------------
or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

     3.4  Due Authorization.  All corporate action on the part of the Company,
          -----------------
its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Investors' Rights Agreement and the Voting Agreement, and the authorization, issuance, reservation for issuance and delivery of all of the Series B Shares being issued under this Agreement and of the Conversion Shares has been taken, and this Agreement constitutes, and the Investors' Rights Agreement and the Voting Agreement, when executed, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

     3.5  Valid Issuance of Stock.
          -----------------------

          (a) The Series B Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid and nonassessable.

          (b)  Based in part on the representations made by the Investor in
Section 4 hereof, the Series B Shares and (assuming no change in applicable law and no unlawful distribution of Series B Shares by Investor or other parties) the Conversion Shares will be issued in full compliance with the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act") and the registration and qualification requirements of
              --------
the State of Washington or in compliance with applicable exemptions therefrom (provided that, with respect to the Conversion Shares, no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon the conversion of the Series B Shares and no additional consideration is paid for the Conversion Shares other than surrender of the applicable Series B Shares upon conversion thereof in accordance with the Restated Articles).

          (c) The outstanding shares of the capital stock of the Company are duly and validly issued, fully paid and nonassessable, and such shares of such capital stock, and all outstanding options, warrants, convertible notes and other securities of the Company, have been issued in full compliance with the registration and prospectus delivery requirements of the 1933 Act or in compliance with applicable exemptions therefrom, the registration and qualification requirements of all applicable securities laws of states of the United States and all other provisions of applicable securities laws of States of the United States, including, without limitation, anti-fraud provisions.

     3.6  Governmental Consents.  No consent, approval, order or authorization
          ---------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, the Investors' Rights

Agreement or the Voting Agreement, except for such qualifications or filings
                                   ------ ---
under the 1933 Act and the regulations thereunder and all other applicable securities laws of States of the United States as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

     3.7  Litigation.  There is no action, suit, proceeding, claim, arbitration
          ----------
or investigation ("Action") pending (or, to the best of the Company's knowledge,
                   ------
currently threatened) against the Company, its activities, properties or assets or, to the best of the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company. To the best of the Company's knowledge, there is no factual or legal basis for any such Action that might result, individually or in the aggregate, in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of the Company. By way of example but not by way of limitation, there are no Actions pending or, to the best of the Company's knowledge, threatened (or any basis therefor known to the Company) relating to the prior employment of any of the Company's employees or consultants, their use in connection with the Company's business of any information, technology or techniques allegedly proprietary to any of their former employers, clients or other parties, or their obligations under any agreements with prior employers, clients or other parties. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Company currently pending or which the Company intends to initiate.

     3.8  Status of Proprietary Assets.
          ----------------------------

          (a)  Ownership.  The Company has full title and ownership of, or has
               ---------
license to, all patents, patent applications, trademarks, service marks, trade names, copyrights, moral rights, mask works, trade secrets, confidential and proprietary information, compositions of matter, formulas, designs, proprietary rights, know-how and processes (all of the foregoing collectively hereinafter referred to as the "Proprietary Assets") necessary to enable it to carry on its
                    ------------------
business as now conducted and as presently proposed to be conducted, without any conflict with or infringement of the rights of others. To the best of the Company's knowledge, no third party has any ownership right, title, interest, claim in or lien on any of the Company's Proprietary Assets and the Company has taken all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons.

          (b)  Licenses; Other Agreements. Except for licenses to use the
               --------------------------
SuperCede Products granted to customers in the ordinary course of business and except as set forth on Schedule 3.8(b), the Company has not granted, and, to the best of the Company's knowledge, there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets.

           (c)  No Infringement.  To the best of the Company's knowledge, the
                ---------------
Company has not violated or infringed, and is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed or, by conducting its business as proposed, would violate or infringe, any Proprietary Asset of any other person or entity.

           (d)  No Breach by Employee.  The Company is not aware that any
                ---------------------
employee or consultant of the Company is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. The carrying on of the Company's business by the employees and contractors of the Company and the conduct of the Company's business as presently proposed, will not, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees or contractors or the Company is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any employees of the Company (or persons the Company currently intends to hire) made prior to their employment by the Company. At no time during the conception of or reduction of any of the Company's Proprietary Assets to practice was any developer, inventor or other contributor to such patents operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect the Company's rights in such Proprietary Assets.

     3.9   Compliance with Law and Charter Documents.  The Company is not in
           -----------------------------------------
violation or default of any provisions of its Articles of Incorporation or Bylaws, both as amended, and to the best of the Company's knowledge, except for any violations that individually and in the aggregate would have no material adverse impact on the Company's business, the Company is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties. The Company has not received any notice of any violation of such statutes, laws, regulations or orders which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement and the Voting Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Company's Articles of Incorporation or Bylaws, or any agreement or contract of the Company, or, to the best of the Company's knowledge, a violation of any statutes, laws, regulations or orders, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

     3.10  Material Agreements. The Company has not breached, nor does the
           -------------------
Company have any knowledge of any claim or threat that the Company has breached, any term or condition of any agreement, contract, lease, license, instrument or commitment that, individually or in the aggregate, is material to the business, properties, financial condition, results of operations or affairs or prospects of the Company ("Material Agreements"). Each Material Agreement is in full force and effect and, to the Company's knowledge, no other party to such Material Agreement is in default thereunder. The Company is not a party to any agreement that restricts its ability to market or sell any of its products (whether by territorial restriction or otherwise).

     3.11  Registration Rights.  Except as provided in the Investors' Rights
           -------------------
Agreement, the Company has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.
                      ---

     3.12  Title to Property and Assets.  The Company owns its properties and
           ----------------------------
assets free and clear of all mortgages, deeds of trust, liens, encumbrances, security interests and claims except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of the Company's knowledge, the Company holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

     3.13  Financial Statements.  Attached to this Agreement as Exhibit F is an
           --------------------                                 ---------
unaudited balance sheet of the Company dated August 31, 1997 (the "Balance Sheet
                                                                   -------------
Date") and an unaudited income statement of the Company for the two-month period
----
ended August 31, 1997 (all such financial statements being collectively referred to herein as the "Financial Statements"). Such financial statements (i) are in
                  --------------------
accordance with the books and records of the Company, (ii) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, for the omission of notes thereto and normal year-end audit adjustments. Specifically, but not by way of limitation, the balance sheet discloses all of the Company's material debts, liabilities and obligations of any nature, whether due or to become due, as of their respective dates (including, without limitation, absolute liabilities, accrued liabilities, and contingent liabilities) to the extent such debts, liabilities and obligations are required to be disclosed in accordance with generally accepted accounting principles. The Company has good and marketable title to all assets set forth on the balance sheet, except for such assets as have been spent, sold or transferred in the ordinary course of business since their respective dates.

     3.14  Certain Actions.  Since the Balance Sheet Date, the Company has not:
           ---------------
(i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $10,000 or in excess of $25,000 in the aggregate; (iii) made any loans or advances to any person, other than ordinary advances for travel expenses; (iv) sold, exchanged or otherwise disposed of any material assets or rights other than the sale of inventory in the ordinary course of its business; or (v) entered into any transactions with any of its officers, directors or employees or any entity controlled by any of such individuals.

     3.15  Activities Since Balance Sheet Date.  Since the Balance Sheet Date,
           -----------------------------------
there has not been:

           (a) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as presently conducted and as presently proposed to be conducted);

           (b) any waiver by the Company of a valuable right or of a material debt owed to it;

           (c) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except such a satisfaction, discharge or payment made in the ordinary course of business that is not material to the assets, properties, financial condition, operating results or business of the Company;

           (d) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes or amendments which are expressly provided for or disclosed in this Agreement;

           (e) any material change in any compensation arrangement or agreement with any present or prospective employee, contractor or director not approved by the Company's board of directors; or

           (f) to the Company's knowledge, any other event or condition of any character which would materially and adversely affect the assets, properties, financial condition, operating results or business of the Company.

     3.16  ERISA Plans.  The Company does not have any Employee Pension Benefit
           -----------
Plan as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

     3.17  Insurance.  The Company has in full force and effect fire and
           ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     3.18  Tax Returns and Payments.  The Company has timely filed all tax
           ------------------------
returns and reports required by law and has never been audited by any state or federal taxing authority. All tax returns and reports of the Company are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those, if any, currently being contested by it in good faith which are listed in the Schedule of Exceptions.

     3.19  Employees. The Company is not aware that any officer or employee
           ---------
intends to terminate their employment with the Company, nor does the Company have any present intention to terminate the employment of any of its officers or employees.

     3.20  Disclosure.  This Agreement and the Exhibits hereto (when read
           ----------
together) do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein or herein not misleading.

4.   REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTOR.
     --------------------------------------------------------------

The Investor hereby represents and warrants to, and agrees with, the Company that:

     4.1   Authorization.  This Agreement constitutes Investor's valid and
           -------------
legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Investor represents that Investor has full power and authority to enter into this Agreement, the Investors' Rights Agreement and the Voting Agreement.

     4.2   Purchase for Own Account.  The Series B Shares to be acquired by
           ------------------------
Investor hereunder will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

     4.3   Disclosure of Information. Investor has received or has had full
           -------------------------
access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Series B Shares to be purchased by Investor under this Agreement. Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Investor or to which Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

     4.4   Investment Experience. Investor understands that the purchase of the
           ---------------------
Series B Shares involves substantial risk. Investor: (i) has experience as an investor in securities of companies in the development stage and acknowledges that Investor is able to fend for itself, can bear the economic risk of Investor's investment in the Series B Shares and has such knowledge and experience in financial or business matters that Investor is capable of evaluating the merits and risks of this investment in the Series B Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Investor to be aware of the character, business acumen and financial circumstances of such persons.

     4.5  Accredited Investor Status. Investor is an "accredited investor"
          --------------------------
within the meaning of Regulation D promulgated under the 1933 Act.

     4.6  Restricted Securities.  Investor understands that the Series B Shares
          ---------------------
are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Investor represents that Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investors' Rights Agreement. Investor understands that no public market now exists for any of the Series B Shares and that it is uncertain whether a public market will ever exist for the Series B Shares or the Conversion Shares.

     4.7  Further Limitations on Disposition.  Without in any way limiting the
          ----------------------------------
representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Series B Shares or the Conversion Shares unless and until:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) Investor shall have furnished the Company, at the expense of Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

     4.8  Legends.  It is understood that the certificates evidencing the Series
          -------
B Shares and the Conversion Shares will bear the legends set forth below:

          (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS
(1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AND CURRENT PROSPECTUS) IS IN EFFECT AS TO THE SECURITIES, (2) AN EXEMPTION THEREFROM IS AVAILABLE, OR
(3) THE SECURITIES ARE SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b)  Any legend required by the laws of the State of Washington.

     The legend set forth in (a) above shall be removed by the Company from any certificate evidencing Series B Shares or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Series B Shares or Conversion Shares.

5.   AMENDMENTS TO LICENSE AGREEMENT.
     -------------------------------

In order to terminate the license previously granted by the Company to the Investor, the Asset and License Agreement is hereby amended as follows:

          (a) Section 1(e), entitled "Competing Product" is deleted in its entirety;

          (b) Article 4, entitled "License to SuperCede Technology" and including Sections 4(a), 4(b), 4(c) and 4(d), is hereby deleted in its entirety;

          (c) Section 11(g), entitled "Injunctive Relief" is amended by deleting the following from the first sentence: "or any action by Asymetrix with respect to the SuperCede Technology outside the scope of the license granted in
Section 4" and is further amended by deleting the following from the second sentence: "and SuperCede may seek a restraining order and/or an injunction prohibiting any action by Asymetrix with respect to the SuperCede Technology outside the scope of the license granted in Section 4,".

The remaining terms and conditions of the Asset and License Agreement shall continue in full force and effect in accordance with their terms.

6.   MISCELLANEOUS.
     -------------

     6.1  Survival of Warranties.  The representations, warranties and covenants
          ----------------------
of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company, as the case may be.

     6.2  Successors and Assigns.  The terms and conditions of this Agreement
          ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

     6.3  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the internal laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within Washington, without reference to principles of conflict of laws or choice of laws.

     6.4   Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.5   Headings.  The headings and captions used in this Agreement are used
           --------
for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     6.6   Notices.  Any notice or other communication required or permitted to
           -------
be given under this Agreement will be in writing, will be delivered personally, by registered or certified mail, postage prepaid, by confirmed facsimile or by nationally recognized courier service, and will be deemed given upon delivery, if delivered personally, or five days after deposit in the mails, if mailed, or upon receipt if delivered by confirmed facsimile or by nationally recognized courier service, to the address indicated for such party set forth above or to such other address as a party may have furnished to the other parities in writing pursuant to this Section 6.6.

     6.7   No Finder's Fees.  Each party represents that it neither is nor will
           ----------------
be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.
The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     6.8   Attorneys' Fees.  If any action at law or in equity is necessary to
           ---------------
enforce or interpret the terms of this Agreement, the Investors' Rights Agreement, the Voting Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     6.9   Costs, Expenses.  Each party will bear its respective expenses and
           ---------------
fees of its own accountants, attorneys and other professionals incurred with respect to this Agreement and the transactions contemplated hereby.

     6.10  Amendments and Waivers.  Any term of this Agreement may be amended
           ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Series B Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company.

     6.11  Severability.  If one or more provisions of this Agreement are held
           ------------
to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     6.12  Entire Agreement.  This Agreement, together with all exhibits and
           ----------------
schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

     6.13  Further Assurances.  From and after the date of this Agreement, upon
           ------------------
the request of Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     6.14  Assignment of Rights in SuperCede Technology. To the extent that
           --------------------------------------------
Asymetrix has acquired any rights in and to the SuperCede Technology (as defined in the License Agreement), whether pursuant to the terms of any Employee Invention, Confidentiality, Nonraiding and Noncompetition Agreement (an "Employee Agreement") between Asymetrix and any employee providing services to SuperCede or otherwise, which rights were not assigned to SuperCede pursuant pursuant to the License Agreement, Asymetrix and hereby assigns all such rights to SuperCede. Asymetrix hereby assigns to SuperCede the right to enforce any Employee Agreement to the extent it relates to SuperCede Products or SuperCede Technology, and agrees not to amend or waive any such rights arising under an Employee Agreement with respect to SuperCede Products or SuperCede Technology without SuperCede's express written consent.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                               INVESTOR:
-----------                                --------

SUPERCEDE, INC.                            ASYMETRIX CORPORATION



By: /s/ Shabbir Dahod                      By: /s/ J. Billmaier
   ------------------------------------       ----------------------------------
Name: Shabbir Dahod                        Name: James A. Billmaier
     ----------------------------------         --------------------------------
Title: Vice President & General Manager    Title: CEO
      ---------------------------------          -------------------------------

SERIES B PREFERRED STOCK EXCHANGE AGREEMENT

LIST OF EXHIBITS
----------------

      Exhibit A   -   Restated Articles of Incorporation

      Exhibit B   -   Opinion of Company Counsel

      Exhibit C   -   Investors' Rights Agreement

      Exhibit D   -   Voting Agreement

      Exhibit E   -   Schedule of Exceptions

      Exhibit F   -   Unaudited Financial Statement

                   Graham & James LLP/Riddell Williams P.S.


September 30, 1997


Asymetrix Corporation
110-110th Ave. N. E., Ste. 700
Bellevue, WA 98004

Attention: General Counsel

Re:   Purchase of Series B Preferred Stock of SuperCede, Inc.

Gentlemen:

We have served as counsel to SuperCede, Inc. (the "Company"), a Washington corporation (the "Company"), in connection with the purchase by Asymetrix Corporation, a Washington corporation ("Asymetrix"), of 3,500,000 shares of Series B Preferred Stock of the Company pursuant to that certain Series B Preferred Stock Exchange Agreement by and among Asymetrix and the Company dated as of September 30, 1997 (the "Agreement"). This opinion is delivered to you pursuant to Section 1.2(a) of the Agreement. Unless otherwise defined herein, capitalized terms used in this letter shall have the same meanings as set forth in the Agreement.

For purposes of this opinion, we have reviewed the following documents the ("Documents"):

     (a)  The Agreement, including the Schedules and Exhibits thereto;

     (b) The Investors Rights Agreement, dated September 30, l997, by and among Asymetrix, Vulcan Ventures, Inc. ("Vulcan") and the Company;

     (c) The Voting Agreement, dated September 30, 1997, by and among Asymetrix, Vulcan and the Company;

     (d) The Series A Stock Purchase Agreement, dated September 30, 1997, by and among Vulcan and the Company (the "Series A Agreement");

     (e) A Certificate of Existence/Authorization dated September 30, 1997, issued by the Secretary of State of the State of Washington with respect to the Company;

     (f) Amended and Restated Articles of Incorporation of the Company dated September 30, 1997 (the "Articles"), and Amended and Restated Bylaws of the Company (the "Bylaws") dated September 30, 1997, each certified by an officer of the Company as being in full force and effect as of the date of this letter;

Asymetrix Corporation
September 30, 1997
Page 2


     (g) Stock records and records of proceedings and actions of the Board of Directors and shareholders of the Company relating to the formation and operation of the Company prior to the date hereof, including, without limitation, the transactions contemplated by the Agreement;

     (h) A certificate (the "Certificate") executed by an officer of the Company with respect to certain other matters, a copy of which is attached hereto;

     (i) That certain Asset Transfer, License and Stock Issuance Agreement dated effective as of June 24, 1997 by and among Asymetrix and the Company.

     Items (a) - (c) are referred to as the "Transaction Documents." We express no opinion with respect to any document other than the Transaction Documents, the Articles and the Bylaws, and we have not reviewed any documents for the purposes of this opinion other than the Documents identified as items (a) through (i) above.

     The term "Parties" means all of the parties to the Transaction Document.


                                  Assumptions
                                  -----------

For purposes of this opinion, we have assumed the following:

     A.   Parties.  All Parties who are natural persons are over the age of 18,
          -------
are not operating under any legal disability or incapacity, and are fully competent to act on their own behalf in executing, delivering and performing the Transaction Documents. All Parties who are not natural persons, other than the
Company: (i) are duly organized and validly existing; and (ii) have qualified to do business in any necessary jurisdiction and have all necessary authority, and all necessary governmental or other consents and authorizations, to enter into, execute, deliver and perform the Transaction Documents and to effect the transactions required of them by the Transaction Documents. The Transaction Documents have been duly executed and delivered by all of the Parties, other than the Company, by an authorized agent or official of the Parties acting within the scope of his authority in accordance with applicable law. The Transaction Documents constitutes the valid and binding obligation of all of the Parties, other than the Company.

     B.   Authenticity and Recording.  All signatures contained on the Documents
          --------------------------
are genuine, and the Transaction Documents submitted to us as originals are authentic. All copies of the Documents submitted to us as copies actually executed or to be executed are the same as the originally executed and delivered Documents.

     C.   Complete Agreement.  There are no facts, agreements or understandings
          ------------------
among the Parties, written or oral, and there is no usage of trade or course of prior dealing among the Parties that would, in either case, define, supplement, modify or supersede the terms of the Transaction Documents.

Asymetrix Corporation
September 30, 1997
Page 3

     D.   Governing Law.  Washington law (without regard to Washington law
          -------------
regarding choice of law or conflicts of law) will apply to the interpretation, validity and enforceability of the Transaction Documents.

     The term "actual knowledge" or "our actual knowledge" means such current, conscious knowledge as we have obtained from our examination of the Documents and of attorneys presently in our office who have been involved in substantive legal representation of the Company prior to the date of this letter.

     In connection with the opinions set forth below, we have examined and relied exclusively as to certain factual matters upon the items referred to in Items (a) through (i) above, including without imitation the accuracy and completeness of the representations and warranties of the parties to the Agreement. We have not verified any actual matters in connection with or apart from our review of the Documents and matters listed above, and, accordingly, we do not express any opinion or belief as to matters that might have been disclosed by such verification.


                                    Opinion
                                    -------

Based solely upon the foregoing and on our examination of such questions of law we have deemed necessary or appropriate for the purpose of this opinion, and subject to the Assumptions and Qualifications contained herein, it is our opinion that:

     1. The Company is a duly organized and validly existing corporation under the laws of the State of Washington. The Company has all requisite corporate power and corporate authority to own its properties and assets and to carry on its business as now conducted and is presently proposed to be conducted.

     2. The authorized capital stock of the Company consists of a total of 30,000,000 authorized shares of Common Stock, $0.0001 par value, none of which, immediately after the execution of and consummation of the transactions contemplated by the Agreement and the Series A Agreement, will be issued and outstanding, and 7,000,000 authorized shares of Preferred Stock, $0.0001 par value, 3,500,000 of which are designated as "Series A Preferred Stock" and 3,500,000 of which are designated as "Series B Preferred Stock," all of which, immediately after execution of and consummation of the transactions contemplated by the Agreement and the Series A Agreement, will be issued and outstanding.

     3. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Transaction Documents, and the authorization, issuance, reservation or issuance and delivery of all of the Series B Preferred Stock has been taken, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

Asymetrix Corporation
September 30, 1997
Page 4

     4. The Series B Preferred Stock, when issued, sold and delivered in accordance with the terms of the Agreement, for the consideration provided for therein, will be duly and validly issued, fully paid and nonassessable. The shares of common stock into which the Series B Preferred Stock may be converted have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles, will be duly and validly issued, fully paid and nonassessable.

     5. The execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby will not be in conflict with or constitute, with or without the passage of time or the giving of notice or both, a default either under the Company's Articles or Bylaws.


                                 Qualifications
                                 --------------

The opinions rendered herein are subject to and qualified in all respects by the following:

          a. Our opinion as to the enforceability of any of the Transaction Documents is limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws affecting the rights and remedies of creditors and lenders, (ii) general principles of equity and public policy including, without imitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and (iii) principles governing the availability of specific performance, injunctive relief or any other equitable remedy, which generally provide that the award of such remedies is in the discretion of the court to which application for such relief is made.

          b. We express no opinion as to the enforceability of (i) provisions related to the waiver of rights, remedies and defenses, (ii) any reservation of the right to pursue inconsistent or cumulative remedies, (iii) limitations on the liability of, or provisions for indemnification of a party against, such party's own negligence or misconduct, (iv) provisions pertaining to jurisdiction, venue or choice of law, (v) provisions permitting modification of a document only in writing, (vi) noncompetition covenants, and (viii) severability clauses.

          c. The enforceability of the Transaction Documents is limited by Washington decisions which permit the admission of extrinsic evidence, both oral and written, to ascertain the intent of the parties to the Transaction Documents, regardless of the presence or absence of ambiguity in any of such agreements or instruments and regardless of a statement by the parties in the Transaction Documents that such agreements or instruments constitute an integrated expression of their agreement.

          d. Our opinion is limited to the effects of the laws of the State of Washington and the federal laws of the United States presently in force on the persons and transactions described herein, and we express no opinion as to the applicability or effect of the

Asymetrix Corporation
September 30, 1997
Page 5

laws of any other jurisdictions. In addition, we express no opinion regarding any Federal or state antitrust or securities laws and regulations or compliance with fiduciary duty requirements.

          e. We express no opinion regarding the availability of such general contractual defenses as mistake, fraud, duress or unconscionability.

This opinion is rendered to you in connection with the above transaction and is for your exclusive benefit. This opinion may not be relied upon by you for any other purpose and, without our prior written consent, may not be relied upon or furnished or quoted to any other person, firm or corporation for any purpose.

Neither you nor any other person to whom we may grant our consent to rely upon this opinion may rely upon any portion of this opinion which such person knows to be false or has information which would make reliance upon such portion of the opinion unreasonable in the circumstances. We expressly disclaim any obligation to advise you of any changes or developments in matters of law or fact covered by this opinion that occur after the date hereof.


Very truly yours,

/s/ John M. Steel

John M. Steel

     of

GRAHAM & JAMES LLP/RIDDELL WILLIAMS P.S.

                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------

     This Investors' Rights Agreement (this "Agreement") is made and entered
                                             ---------
into as of September 30, 1997 by and among Supercede, Inc., a Washington corporation (the "Company"), Asymetrix Corporation, a Washington corporation
                  -------
("Asymetrix") and Vulcan Ventures Inc. ("Vulcan," together with Asymetrix, the
-----------                              ------
"Investors")
 ---------

                                    RECITALS
                                    --------

     A. Asymetrix has agreed to exchange the shares of Common Stock owned by it for shares of the Company's Series B Preferred Stock ("Series B Stock") on the terms and conditions set forth in that certain Series B Preferred Stock Exchange Agreement dated of even date herewith by and between the Company and Asymetrix (the "Series B Agreement")
      ------------------

     B. Vulcan has agreed to purchase from the Company, and the Company has agreed to sell to Vulcan, shares of the Company's Series A Preferred Stock ("Series A Stock") on the terms and conditions set forth in that certain Series
  --------------
A Preferred Stock Purchase Agreement, dated of even date herewith by and between the Company and Vulcan (the "Series A Agreement").
                             ------------------

     C. Each of the Series A Agreement and the Series B Agreement provides that the Investors shall be granted certain information and registration rights and rights of first refusal, all as more fully set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.   INFORMATION RIGHTS.
     ------------------

     1.1  Financial Information.  The Company covenants and agrees that,
          ---------------------
commencing on the date of this Agreement, for so long as any Investor holds at least 350,000 shares of Series A Stock issued under the Series A Agreement and/or 350,000 shares of Series B Stock issued under the Series B Agreement and/or the equivalent number (on an as-converted basis) of shares of Common Stock of the Company ("Common Stock") issued upon the conversion of such shares
                       ------------
of Series A Stock or Series B Stock ("Conversion Stock") the Company will:
                                      ----------------

          (a) Annual Reports.  Furnish to such Investor, as soon as practicable
              --------------
and in any event within 120 days after the end of each fiscal year of the Company, a consolidated Balance Sheet as of the end of such fiscal year, a consolidated Statement of Income and a consolidated Statement of Cash Flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and practices and audited by nationally recognized independent certified public accountants.

          (b) Quarterly Reports.  Furnish to such Investor as soon as
              -----------------
practicable, and in any case within forty-five (45) days of the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited financial statements, including an unaudited Balance Sheet, and an unaudited Statement of Income and an unaudited Statement of Cash Flows.

          (c) Monthly Reports.  Furnish to such Investor as soon as practicable,
              ---------------
and in any case within forty-five (45) days of the end of each calendar month (except the last month of the Company's fiscal year), monthly unaudited financial statements, including an unaudited Balance Sheet, and an unaudited Statement of Income and an unaudited Statement of Cash Flows.

          (d) Annual Budget.  Furnish to such Investor as soon as practicable
              -------------
and in any event no later than thirty (30) days after the close of each fiscal year of the Company, an annual operating plan and budget, prepared on a monthly basis, for the next immediate fiscal year. The Company shall also furnish to such Investor, within a reasonable time of its preparation, amendments to the annual budget, if any.

     1.2  Inspection Rights.  The Company shall permit each Investor holding at
          -----------------
least 500,000 shares of Series A Stock and/or Series B Stock and/or the equivalent number (on an as-converted basis) of shares of Conversion Stock, or any combination thereof, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor.

     1.3  Termination of Certain Rights.  The Company's obligations under
          -----------------------------
Sections 1.1 and 1.2 above will terminate upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended (the "Securities Act").
---------------

     1.4  Rule 144A Information.  The Company agrees to provide each Investor,
          ---------------------
upon request, with such written information as may be required in order to permit such Investor to resell any shares of the Company's stock pursuant to Rule 144A promulgated under the Securities Act.

     1.5  Confidentiality. Each Investor agrees to hold all information received
          ---------------
pursuant to this Agreement in confidence, whether such information is disclosed to Investor orally or in writing and whether or not such information is specifically marked as confidential. Investor further agrees not to use such information except in connection with the exercise of its rights hereunder or with respect to the Series A Stock, Series B Stock and/or Conversion Stock held by it. Investor shall take such care to maintain the confidentiality of the information it receives hereunder as it takes to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care. Upon the request of the Company, the Investor shall provide to the Company the steps being taken by the Investor to maintain the confidentiality of such information. The foregoing obligations do not apply to information which:
(i) was in Investor's lawful possession prior to the disclosure and had not been obtained by Investor either directly or indirectly from the Company; (ii) is lawfully disclosed to Investor by a third party without restriction on disclosure; (iii) is independently developed by Investor without reference to the information received hereunder; or (iv) is publicly disclosed by the Company.

2.   REGISTRATION RIGHTS.
     -------------------

     2.1  Definitions.  For purposes of this Section 2:
          -----------

          (a) Registration.  The terms "register," "registered," and
              ------------              --------    ----------
"registration" refer to a registration effected by preparing and filing a
-------------
registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

          (b) Registrable Securities.  The term "Registrable Securities" means:
              ----------------------             ----------------------
(1) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Stock issued under the Series A Agreement or any shares of Series B Stock issued under the Series B Agreement that are now owned or may hereafter be acquired by any Investor or any Investor's permitted successors and assigns and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (1) of this subsection (b); excluding in all cases, however,
                                                ---------
any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act

          (c) Registrable Securities Then Outstanding.  The number of shares of
              ---------------------------------------
"Registrable Securities then outstanding" shall mean the number of shares of
 ---------------------------------------
Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

          (d) Holder.  For purposes of this Section 2 and Sections 3 and 4
              ------
hereof, the term "Holder" means any person owning of record Registrable
                  ------
Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement; provided, however, that for purposes
                                            --------  -------
of this Agreement, a record holder of shares of Series A Stock or Series B Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; provided, further, that the Company shall in no
                             --------  -------
event be obligated to register shares of Series A Stock or Series B Stock, and that Holders of Registrable Securities will not be required to convert their shares of Series A Stock or Series B Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

          (e) Form S-3.  The term "Form S-3" means such form under the
              --------             --------
Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (f) SEC.  The term "SEC" or "Commission" means the U.S. Securities and
              ---             ---      ----------
Exchange Commission.

     2.2  Demand Registration.
          -------------------

          (a) Request by Holders.  If the Company shall receive at any time
              ------------------
after the earlier of (i) September 30, 2002 (except that if the Company has completed the initial public offering of its securities then the time period in 2.2(a)(ii) shall apply even after September 30, 2002), or (ii) six (6) months after the effective date of the Company's initial public offering of its securities pursuant to a registration filed under the Securities Act, a written request from the Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and effect, as soon as
               --------------
practicable, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; provided that the Registrable Securities
                                 --------
requested by all Holders to be registered pursuant to such request must either
(i) be at least twenty-five percent (25%) of all Registrable Securities then outstanding or (ii) have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $2,500,000.

          (b) Underwriting.  If the Holders initiating the registration request
              ------------
under this Section 2.2 ("Initiating Holders") intend to distribute the
                         ------------------
Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided,
                                                                   --------
however, that the number of shares of Registrable Securities to be included in
-------
such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

          (c) Maximum Number of Demand Registrations.  The Company is obligated
              --------------------------------------
to effect only four (4) such registrations pursuant to this Section 2.2, two (2) at the demand of the Holders of the Series A Stock and two (2) at the demand of the Holders of the Series B Stock.

          (d) Deferral.   Notwithstanding the foregoing, if the Company shall
              --------
furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that
                                                        --------  -------
the Company may not utilize this right more than once in any twelve (12) month period.

          (e) Expenses.  All expenses incurred in connection with a registration
              --------
pursuant to this Section 2.2, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (but excluding underwriters' discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities Securities who have demanded registration pursuant to this Section 2.2 agree to forfeit their right to one
(1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, further,
                                                              --------  -------
however, that if at the time of such withdrawal, the Holders have learned of a
-------
material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this
Section 2.2.

     2.3  Piggyback Registrations.  The Company shall notify all Holders of
          -----------------------
Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration
             ---------
under Section 2.2 or Section 2.4 of this Agreement or to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (a) Underwriting.  If a registration statement under which the Company
              ------------
gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated: first, to the
                                                              -----
Company;  second, to any Holders or other parties who have exercised a
          ------
contractual demand right to initiate the registration process; and third, to
                                                                   -----
each of the Holders and other parties holding contractual registration rights who have requested inclusion of their Registrable Securities or other securities entitled to be included in such registration statement, on a pro rata basis based on the total number of Registrable Securities or other securities entitled to be included then held by each such Holder or other parties; provided however,
                                                               -------- -------
that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that:(i) the number of Registrable Securities included in any such registration is not reduced below twenty percent (20%) of the shares included in the registration, except for a registration relating to the Company's initial public offering from which all Registrable Securities may be excluded; and (ii) all shares that are not Registrable Securities and are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder", as defined in this sentence.

          (b) Expenses.  All expenses incurred in connection with a registration
              --------
pursuant to this Section 2.3 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company.

     2.4  Form S-3 Registration.  In case the Company shall receive from any
          ---------------------
Holder or Holders of at least twenty-five percent (25%) of all Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:

          (a) Notice.  Promptly give written notice of the proposed registration
              ------
and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) Registration.  As soon as practicable, effect such registration
              ------------
and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect
         --------  -------
any such registration, qualification or compliance pursuant to this Section 2.4:

              (1) if Form S-3 is not available for such offering by the Holders;

              (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

              (3) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve month period for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 2.4;

              (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1 ) registration on Form S-3 for the Holders pursuant to this Section 2.4; or

               (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

           (c) Expenses.  Subject to the foregoing, the Company shall file a
               --------
Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.4 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.4, (excluding underwriters' or brokers' discounts and commissions), including without limitation all filing, registration and qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company.

           (d) Not Demand Registration.  Form S-3 registrations shall not be
               -----------------------
deemed to be demand registrations as described in Section 2.2 above.

     2.5   Obligations of the Company. Whenever required to effect the
           --------------------------
registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

           (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

           (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

           (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

           (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

           (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     2.6   Furnish Information.  It shall be a condition precedent to the
           -------------------
obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or
2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

     2.7   Delay of Registration.  No Holder shall have any right to obtain or
           ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     2.8   Indemnification.  In the event any Registrable Securities are
           ---------------
included in a registration statement under Sections 2.2, 2.3 or 2.4:

           (a) By the Company.  To the extent permitted by law, the Company will
               --------------
indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or liabilities
               --------
(joint or several) to which they may become subject under the Securities Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
                 ---------

          (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

          (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

          (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

     and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however,
                                                             -------- -------
that the indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

      (b) By Selling Holders.  To the extent permitted by law, each selling
          ------------------
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity
                                    --------  -------
agreement contained in this subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts
                                  -------- -------
payable in indemnity by a Holder under this Section

2.8(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

          (c) Notice.  Promptly after receipt by an indemnified party under this
              ------
Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

          (d) Defect Eliminated in Final Prospectus.  The foregoing indemnity
              -------------------------------------
agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus), such
                                                     ----------------
indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (e) Contribution.  In order to provide for just and equitable
              ------------
contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.8; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in
                                                   --------  -------
any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

           (f) Survival.  The obligations of the Company and Holders under this
               --------
Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

     2.9   "Market Stand-Off" Agreement.  Each Holder hereby agrees that it
            ---------------------------
shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for one hundred eighty (180) days following the effective date of the first registration statement of the Company filed under the Securities Act which covers securities to be sold on its behalf to the public in an underwritten offering and for ninety (90) days following the effective date of any subsequent registration statement of the Company filed under the Securities Act Act which covers securities to be sold on its behalf to the public in an underwritten offering; provided, however, that:
                       -------- -------

           (a) such agreement shall not be applicable to Registrable Securities sold pursuant to such registration statement; and

           (b) all executive officers and directors of the Company then holding Common Stock of the Company enter into similar agreements.

     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     2.10  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

           (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

           (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

     2.11  Termination of the Company's Obligations.  The Company shall have no
           ----------------------------------------
obligations pursuant to Sections 2.2 through 2.4 with respect to: (i) any request or requests for registration made by any Holder on a date more than five
(5) years after the closing date of the Company's initial public offering in which gross proceeds raised for the Company's account (calculated before deduction of underwriters' discounts and commissions) are at least $10,000,000; or (ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2.2, 2.3 or 2.4 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

     2.12  Limitations on Subsequent Registration Rights.  From and after the
           ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.2(a), or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 2.2.

3.   RIGHT OF FIRST REFUSAL.
     ----------------------

     3.1  General.  Each Holder (as defined in Section 2.1(d)) and any party to
          -------
whom such Holder's rights under this Section 3 have been duly assigned in accordance with Section 4.1(b) (each such Holder or assignee being hereinafter
                                ----
referred to as a "Rights Holder") has the right of first refusal to purchase
                  -------------
such Rights Holder's Pro Rata Share (as defined below), of all (or any part) of any "New Securities" (as defined in Section 3.2) that the Company may from time to time issue after the date of this Agreement. A Rights Holder's "Pro Rata
                                                                    --------
Share" for purposes of
-----
this right of first refusal is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(d)), to (b) a number of shares of Common Stock of the Company equal to the sum of (i) the total number of shares of Common Stock of the Company then outstanding plus (ii) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible; provided, that if the sum of all Rights Holders' Pro Rata Shares calculated in the manner set forth above would exceed two-thirds in the aggregate, then each Rights Holder's Pro Rata Share shall be proportionally reduced so that the aggregate Pro Rata Shares of all Rights Holders equals two-thirds.

     3.2  New Securities.  "New Securities" shall mean any Common Stock or
          --------------    --------------
Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; provided, however, that
                                                        --------  -------
the term "New Securities" does not include:
                          ---- --- -------

          (i) shares of the Company's Common Stock (and/or options or warrants therefor) issued to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to incentive agreements or plans approved by the Board of Directors of the Company;

          (ii) any shares of Series A or B Stock issued under the Series A Agreement or the Series B Agreement, respectively, as such agreements may be amended.

          (iii) any securities issuable upon conversion of or with respect to any then outstanding shares of Series A or Series B Stock of the Company or Common Stock or other securities issuable upon conversion thereof;

          (iv) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split or stock dividend;

          (v) securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act;

          (vi) securities issued or issuable to parties providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing, or to licensees, licensors, distributors, vendors, development partners or strategic relationship partners; or

          (vii) securities issued pursuant to the acquisition of technology, or of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity.

     3.3  Procedures.  In the event that the Company proposes to undertake an
          ----------
issuance of New Securities, it shall give to each Rights Holder written notice of its intention to issue New Securities (the "Notice"), describing the type of
                                               ------
New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Each Rights Holder shall have ten (10) days from the date of mailing of any such Notice to agree in writing to purchase such Rights Holder's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder's Pro Rata Share). If any Rights Holder fails to so agree in writing within such ten (10) day period to purchase such Rights Holder's full Pro Rata Share of an offering of New Securities (a "Nonpurchasing
                                                                  -------------
Holder"), then such Nonpurchasing Holder shall forfeit the right hereunder to
------
purchase that part of his Pro Rata Share of such New Securities that he did not so agree to purchase and the Company shall promptly give each Rights Holder who has timely agreed to purchase his full Pro Rata Share of such offering of New Securities (a "Purchasing Holder") written notice of the failure of any
               -----------------
Nonpurchasing Holder to purchase such Nonpurchasing Rights Holder's full Pro Rata Share of such offering of New Securities (the "Overallotment Notice").
                                                    --------------------
Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may agree to purchase a portion of the Nonpurchasing Holders' unpurchased Pro Rata Shares of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Rights Holders, at any time within five (5) days after receiving the Overallotment Notice.

     3.4  Failure to Exercise.  In the event that the Rights Holders fail to
          -------------------
exercise in full the right of first refusal within such ten (10) plus five (5) day period, then the Company shall have 120 days thereafter to sell the New Securities with respect to which the Rights Holders' rights of first refusal hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Company's Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such 120 day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

     3.5  Termination.  This right of first refusal shall terminate (i)
          -----------
immediately before the closing of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public in which gross proceeds raised for the Company's account (calculated before deduction of underwriters' discounts and commissions) are at least $10,000,000, or (ii) upon (a) the acquisition of all or substantially all the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction pursuant to this Section 3.

4.   ASSIGNMENT AND AMENDMENT.
     ------------------------

     4.1  Assignment.  Notwithstanding anything herein to the contrary:
          ----------

          (a) Information Rights.  The rights of an Investor under Section 1.1
              ------------------
or 1.2 or 1.4 hereof may be assigned only to a party who acquires from an Investor (or an Investor's permitted assigns) at least that number of shares of Series A Stock and/or Series B Stock and/or an equivalent number (on an as-converted basis) of shares of Conversion Stock described in Section 1.1 or 1.2 hereof, respectively; provided, however, that in no event shall such rights be assigned to a competitor of the Company.

          (b) Registration Rights; Refusal Rights.  The registration rights of a
              -----------------------------------
Holder under Section 2 hereof and the rights of first refusal of a Rights Holder under Section 3 hereof may be assigned only to a party who acquires at least 200,000 shares of Series A Stock issued under the Series A Agreement and/or Series B Stock issued under the Series B Agreement and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof; provided, however that no party may be assigned any of the foregoing
         --------  -------
rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further that any such assignee shall receive such
                    -------- -------
assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

     4.2  Amendment of Rights.  Any provision of this Agreement may be amended
          -------------------
and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding shares of Series A Stock , Series B Stock and/or Conversion Stock representing and/or convertible into a majority of all the Investors' Shares (as defined below) As used herein, the term "Investors' Shares" shall
                                                     -----------------
mean the shares of Common Stock then issuable upon conversion of all then outstanding shares of Series A Stock issued under the Series A Agreement and all then outstanding shares of Series B Stock issued under the Series B Agreement plus all then outstanding shares of Conversion Stock that were issued upon the conversion of any shares of Series A Stock issued under the Series A Agreement and shares of Series B Stock issued under the Series B Agreement. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

5.   GENERAL PROVISIONS.
     ------------------

     5.1  Notices.  Any notice, request or other communication required or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

          (a) if to an Investor, at such Investor's respective address as set forth on Exhibit A hereto.

          (b) if to the Company, at 110 - 110th Avenue NE, Bellevue, Washington 98004, Attention: President.

     Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

     5.2   Entire Agreement.  This Agreement, together with all the Exhibits
           ----------------
hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

     5.3   Governing Law.  This Agreement shall be governed by and construed
           -------------
exclusively in accordance with the internal laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within Washington, excluding that body of law relating to conflict of laws and choice of law.

     5.4   Severability.  If one or more provisions of this Agreement are held
           ------------
to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     5.5   Third Parties.  Nothing in this Agreement, express or implied, is
           -------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

     5.6   Successors And Assigns.  Subject to the provisions of Section 4.1,
           ----------------------
the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

     5.7   Captions.  The captions to sections of this Agreement have been
           --------
inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

     5.8   Counterparts.  This Agreement may be executed in counterparts, each
           ------------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.9   Costs And Attorneys' Fees.  In the event that any action, suit or
           -------------------------
other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

     5.10  Adjustments for Stock Splits, Etc.  Wherever in this Agreement there
           ----------------------------------
is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

     5.11  Aggregation of Stock.  All shares held or acquired by affiliated
           --------------------
entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE COMPANY:                           INVESTORS:
-----------                            ---------

SUPERCEDE, INC.                        ASYMETRIX CORPORATION



By:                                    By:
   ------------------------------         ------------------------------

Name:                                  Name:
     ----------------------------           ----------------------------

Title:                                 Title:
      ---------------------------            ---------------------------

                                       VULCAN VENTURES INC.



                                       By:
                                          ------------------------------

                                       Name:
                                            ----------------------------

                                       Title:
                                             ---------------------------



                 SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT A


List of Investors
-----------------


                                     Number of Shares Held
                                     ---------------------

Name and Address                     Series A Stock    Series B Stock
----------------                     --------------    --------------
Asymetrix Corporation                3,500,000
110 110th Avenue N.E., Suite 700
Bellevue, WA  98004
Attention:  General Counsel

Vulcan Ventures, Inc.                                  3,500,000
110 110th Avenue N.E., Suite 700
Bellevue, WA  98004
Attention:  General Counsel


                               VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of
                                  ---------
September 30, 1997 (the "Effective Date") by and among SuperCede, Inc., a
                         ---------------
Washington corporation (the "Company"), Asymetrix Corporation, a Washington
                             -------
corporation ("Asymetrix") and Vulcan Ventures Inc. ("Vulcan"). Vulcan, together with Asymetrix are sometimes hereinafter collectively referred to as the

"Holders".
 -------


                                   RECITALS
                                   --------


     A. Concurrently herewith Asymetrix is exchanging its Common Stock of the Company for shares of the Company's Series B Preferred Stock ("Series B
                                                               --------
Preferred Stock") pursuant to an Series B Preferred Stock Exchange Agreement
---------------
dated of even date herewith between the Company and Asymetrix.

     B. Concurrently herewith, Vulcan is purchasing from the Company shares of its Series A Preferred Stock (the "Series A Preferred Stock") pursuant to a
                                   ------------------------
Series A Preferred Stock Purchase Agreement dated of even date herewith between the Company and Vulcan (the "Purchase Agreement").
                             ------------------

     C. As an inducement to (i) Asymetrix to exchange the shares of the Company's Common Stock owned by it for Series B Preferred Stock pursuant to the Exchange Agreement and (ii) Vulcan to purchase the Series A Preferred Stock pursuant to the Purchase Agreement, the Investors, and the Company desire to enter into this Agreement to set forth their agreements and understandings with respect to how shares of the Company's capital stock held by them will be voted on certain matters.

     NOW THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

     1.   Size of Board of Directors.  Unless otherwise agreed by all Holders,
          --------------------------
during the term of this Agreement, each Holder agrees to vote all shares of capital stock of the Company now or hereafter directly or indirectly owned (of record or beneficially) by such Holder to maintain the authorized number of members of the Board of Directors of the Company at three (3) directors, and to oppose any effort by any party to change the authorized number of directors of the Company from three (3) directors.

     2.   Election of Board of Directors.
          ------------------------------

          2.1  Voting; Board Composition.  During the term of this Agreement,
               -------------------------
each Holder agrees to vote all shares of capital stock of the Company now or hereafter directly or indirectly owned (of record or beneficially) by such Holder, in such manner as may be necessary to elect (and maintain in office) as members of the Company's Board of Directors, the following three (3) individuals:

               (a) one (1) individual who at the time in question, is the Company's Chief Executive Officer (the "CEO"); provided, however, that if at any
                                        ---
time that there is a
vacancy in the CEO position, such individual shall be the Company's Vice President and General Manager or other position of similar responsibility;

               (b) one (1) individual designated from time to time in a writing delivered to the Company and signed by the holders of a majority in interest of the Series B Preferred Stock (the "Asymetrix Designee"); and
                                   ------------------

               (c) one (1) individual designated from time to time in a writing delivered to the Company and signed by the holders of a majority in interest of the Series A Preferred Stock (the "Vulcan Designee").
                                   ---------------

               For purposes of this Agreement: (i) any individual who is designated for election to the Company's Board of Directors pursuant to the foregoing provisions of this Section 2.1 is hereinafter referred to as a "Board Designee"; and (ii) any individual, entity, or group of individuals
 --------------
and/or entities who has the right to designate one or more Board Designees for election to the Company's Board of Directors pursuant to the foregoing provisions of this Section 2.1 is hereinafter referred to as a "Designator" or
                                                                ----------
as "Designators", as applicable.
    ----------

          2.2  Initial Board Members.  The person initially filling the CEO
               ---------------------
position on the Board shall be Shabbir Dahod, the Company's Vice President and General Manager; the initial Asymetrix Designee shall be John Atherly; and the initial Vulcan Designee shall be Ralph Derrickson.

          2.3  Changes in Board Designees.  From time to time during the term of
               --------------------------
this Agreement, a Designator or Designators may, in their sole discretion:

               (a) elect to remove from the Company's Board of Directors any incumbent Board Designee who occupies a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 2.1; and/or

               (b) designate a new Board Designee for election to a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 2.1 (whether to replace a prior Board Designee or to fill a vacancy in such Board seat); provided such removal and/or designation of a
                               --------
Board Designee is approved in a writing signed by Designators who are entitled to designate such Board Designee under Section 2.1, in which case such election to remove a Board Designee and/or elect a new Board Designee will be binding on all such Designators. In the event of such a removal and/or designation of a Board Designee under this Section 2.3, the Holders shall vote their shares of the Company's capital stock as provided in Section 2.1 to cause: (a) the removal from the Company's Board of Directors of the Board Designee or Designees so designated for removal by the appropriate Designators or Designators; and (b) the election to the Company's Board Directors of any new Board Designee or Designees so designated for election to the Company's Board of Directors by the appropriate Designator or Designators.

          2.4  Notice; Cumulative Voting.  The Company shall promptly give each
               -------------------------
of the Holders written notice of any change in composition of the Company's Board of Directors and of any proposal by a Designator or Designators to remove or elect a new Board Designee. In any election of directors pursuant to this Section 2, the Holders shall vote their shares in a manner sufficient to elect to the Company's Board of Directors the individuals to be elected thereto as provided in this Section 2.

     3.   Further Assurances.  Each of the Holders and the Company agree not to
          ------------------
vote any shares of Company stock, or to take any other actions, that would in any manner defeat, impair, be inconsistent with or adversely affect the stated intentions of the parties under Sections 1 and 2 of this Agreement.

     4.   Transferees; Legends on Certificates.
          ------------------------------------

          4.1  Effect on Transferees.  Each and every transferee or assignee of
               ---------------------
any shares of capital stock of the Company from any Holder shall be bound by and subject to the terms and conditions of this Agreement that are applicable to such transferee's transferor or assignor, and the Company shall require, as a condition precedent to the transfer of any shares of capital stock of the Company subject to this Agreement, that the transferee agrees in writing to be bound by, and subject to, all the terms and conditions of this Agreement.

          4.2  Legend.  The Holders agree that all Company share certificates
               ------
now or hereafter held by them that represent shares of capital stock of the Company subject to this Agreement will be stamped or otherwise imprinted with a legend indicating that such shares are subject to the restrictions set forth in this Agreement.

     5.   Enforcement of Agreement.  Each of the Holders acknowledge and agree
          ------------------------
that any breach by any of them of this Agreement shall cause the other Holders irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Holder of any provision of this Agreement, the Company and each other Holder shall each be entitled to the remedies of specific performance, injunction or other preliminary or equitable relief, including the right to compel any such breaching Holder, as appropriate, to vote such Holder's shares of capital stock of the Company in accordance with the provisions of this Agreement, in addition to such other rights remedies as may be available to the Company or any Holder for any such breach or threatened breach, including but not limited to the recovery of money damages.

     6.   Term.  This Agreement shall commence on the Effective Date and shall
          ----
terminate upon the first to occur of the following:

          (a)  September 30, 2007;

          (b) The execution by the holders of a majority in interest of each of the Series A Preferred Stock and the Series B Preferred Stock (or their permitted assigns) of a written agreement to terminate this Agreement;

          (c) The consummation of the first sale of securities of the Company to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended;

          (d) The first date on which the outstanding capital stock of the Company owned by Asymetrix and Vulcan (or their permitted assigns) (calculated on an as-converted-into-Common Stock basis) constitutes less than forty percent (40%) of the number of shares of the Company's Common Stock that would be outstanding if all then outstanding shares of the Company's convertible Preferred Stock were then converted into shares of the Company's Common Stock; or

          (e) Immediately prior to the closing of (i) any consolidation or merger of the Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger or stock representing a majority of the voting power of a corporation that wholly owns, directly or indirectly, the surviving corporation of such consolidation or merger; (ii) the sale, transfer or assignment of securities of the Company representing a majority of the voting power of all the Company's outstanding voting securities by the holders thereof to an acquiring party in a single transaction or series of related transactions;
(iii) any other sale, transfer or assignment of securities of the Company representing over two-thirds (2/3) of the voting power of the Company's then outstanding voting securities by the holders thereof to an acquiring party; or
(iv) the sale of all or substantially all the Company's assets.

     7.   Miscellaneous.
          -------------

          7.1  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws of the State of Washington applicable to contracts made among residents of, and wholly to be performed within, the State of Washington, without regard to principles of conflict of laws or choice of laws.

          7.2  Further Instruments.  From time to time, each party hereto shall
               -------------------
execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          7.3  Successors.  This Agreement shall be binding upon and shall inure
               ----------
to the benefit of the executors, administrators, legal representatives, heirs, successors, and assigns of the parties hereto; provided, however, that any
                                               --------  -------
transferee of any shares of stock of the Company affected by this Agreement shall be required, as a condition precedent to acquiring such shares, to first agree in writing to be bound by all the terms and conditions of this Agreement applicable to such transferee's transferor; and provided further, that no rights
                                                -------- -------
under this Agreement may be assigned apart from the related shares of the Company' stock.

          7.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.5  Entire Agreement.  This document constitutes and contains the
               ----------------
entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subject matter hereof.

          7.6  Amendments and Waivers.  Any terms of this Agreement may be
               ----------------------
amended and the observance of any term of the Agreement may be waived (either generally or in a particular) instance and either retroactively or prospectively), with the written consent of the holders of a majority in interest of each of the Series A Preferred Stock and the Series B Preferred Stock(or their permitted assigns). Any amendment or waiver effected in accordance with this Section shall be binding upon the Company, all the Holders their permitted transferees and assignees.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

THE COMPANY:                              INVESTORS:
-----------                               ---------

SUPERCEDE, INC.                           ASYMETRIX CORPORATION



By:                                       By:
   ------------------------------            -------------------------------
Name:                                     Name:
     ----------------------------              -----------------------------
Title:                                    Title:
      ---------------------------               ----------------------------

                                          VULCAN VENTURES INC.

                                          By:
                                             -------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------


                      SIGNATURE PAGE TO VOTING AGREEMENT